Spirit of America

MUNICIPAL TAX FREE BOND FUND

Summary Prospectus | May 1, 2017	Class A Shares Ticker: SOAMX
Class C Shares Ticker: SACFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Fund’s prospectus and Statement of Additional Information, both dated May 1, 2017, and most recent report to shareholders, dated December 31, 2016, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Municipal Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax.

Fees and Expenses of the Municipal Tax Free Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Tax Free Bond Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the funds comprising Spirit of America Investment Funds, Inc., which includes the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund (which offers sales charge discounts if you invest at least $25,000 in the Spirit of America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Municipal Tax Free Bond Fund’s prospectus and in the section titled “How to Purchase Shares” of the Municipal Tax Free Bond Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.15%	1.00%
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.04%	1.89%
Fee Waiver and/or Expense Reimbursement(2)	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%	1.75%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)	Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90% and 1.75% of the Class A and Class C average daily net assets, respectively, through April 30, 2018. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Municipal Tax Free Bond Fund within the following three years, provided the Municipal Tax Free Bond Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement can be terminated at any time, by the Board of Directors, on behalf of the Municipal Tax Free Bond Fund, upon sixty days written notice to the Adviser.

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Example

This Example is intended to help you compare the cost of investing in the Municipal Tax Free Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Municipal Tax Free Bond Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Municipal Tax Free Bond Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$562	$777	$1,009	$1,674
Class C Shares—no redemption	$178	$580	$1,008	$2,200
Class C Shares—with redemption	$278	$580	$1,008	$2,200

Portfolio Turnover

The Municipal Tax Free Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Municipal Tax Free Bond Fund’s performance. During the most recent fiscal year ended December 31, 2016, the Municipal Tax Free Bond Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategy

The Municipal Tax Free Bond Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the alternative minimum tax (“AMT”). Typically, municipal bonds are issued by or on behalf of states and local governments and their agencies, authorities and/or other instrumentalities. The portfolio manager seeks out municipal bonds with the potential to offer high current income, generally focusing on municipal bonds that can provide consistently attractive current yields. Although the Municipal Tax Free Bond Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the Municipal Tax Free Bond Fund or on individual securities.

The Municipal Tax Free Bond Fund intends to invest a substantial portion of its assets in high yield municipal bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (i.e., “junk bonds”). The Municipal Tax Free Bond Fund may also invest, without limitation, in higher rated municipal bonds. The Municipal Tax Free Bond Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the AMT. For Municipal Tax Free Bond Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Municipal Tax Free Bond Fund’s distribution may be subject to federal income tax.

The Municipal Tax Free Bond Fund may also invest a portion of its total assets in municipal bonds that finance projects such as those relating to utilities, transportation, health care, housing and education, and a portion of its total assets in industrial development bonds.

The Municipal Tax Free Bond Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge (“Tobacco Bonds”).

The Municipal Tax Free Bond Fund may invest in municipal lease agreements and certificates of participation. Municipal leases are used by state and local governments to obtain financing to acquire land, equipment or facilities. Certificates of participation represent a proportionate interest in payments made under municipal lease obligations.

The Municipal Tax Free Bond Fund may invest in other types of fixed income instruments including securities issues by entities, such as trusts, whose underlying assets are municipal bonds. The Municipal Tax Free Bond Fund may also invest in private placements.

Principal Risks of Investing in the Municipal Tax Free Bond Fund

An investment in the Municipal Tax Free Bond Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Municipal Tax Free Bond Fund’s share price will fluctuate within a wide range. There is no assurance that the Municipal Tax Free Bond Fund will achieve its investment objective. The Municipal Tax Free Bond Fund’s performance could be adversely affected by the following principal risks:

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Market Risk.  Market risk is the possibility that the value of the Municipal Tax Free Bond Fund’s securities may decline in value due to factors affecting the securities markets in general or specific state, municipal or local issuers within the securities markets.

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Interest Rate Risk.  Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Municipal Tax Free Bond Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate fluctuations than are the prices of short-term bonds.

Municipal Tax Free Bond Fund | www.soafunds.com

•

Credit Risk.  Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate to high for the Municipal Tax Free Bond Fund because it seeks to invest a portion of the Fund’s assets in low-quality bonds.

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Credit Risks of Lower-Grade Securities.  Credit risks of lower-grade securities is the possibility that municipal securities rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Municipal Tax Free Bond Fund’s ability to sell these securities (see “Liquidity Risk,” described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Municipal Tax Free Bond Fund” below) at an acceptable price. If the issuer of securities defaults on its payment of interest or principal, the Municipal Tax Free Bond Fund may lose its entire investment in those securities.

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Call Risk.  Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Municipal Tax Free Bond Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Municipal Tax Free Bond Fund’s income. Call risk is typically higher for long-term bonds.

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Tobacco Bond Risk.  Tobacco bond risk is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from tobacco companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

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Portfolio Management Risk.  The Municipal Tax Free Bond Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The bonds purchased by the Adviser may not perform as anticipated.

Suitability

An investment in the Municipal Tax Free Bond Fund may be suitable for intermediate to long-term investors who seek high current income exempt from federal income tax. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information

The bar chart and performance table below illustrate the risks of investing in the Municipal Tax Free Bond Fund by showing the Municipal Tax Free Bond Fund’s performance compared to that of a broad measure of market performance. The Municipal Tax Free Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Municipal Tax Free Bond Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Municipal Tax Free Bond Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart and performance table is the performance of Class A shares only, which will differ from Class C shares to the extent the classes do not have the same expenses and inception dates. Performance is not shown for Class C shares because it is a new class of shares and have not been offered for a full calendar year.

Municipal Tax Free Bond Fund’s Annual Returns (%)

Class A Shares

Best Quarter 15.25% in the quarter ended September 30, 2009

Worst Quarter (6.32)% in the quarter ended December 31, 2010

The performance table shows how the Municipal Tax Free Bond Fund’s average annual return compares with that of its benchmark, the Bloomberg Barclays Capital Municipal Bond Index.

Municipal Tax Free Bond Fund | www.soafunds.com

Performance Table

(Average annual total returns for the periods ended December 31, 2016)

	1 Year	5 Years	Since Inception, February 29, 2008
Spirit of America Municipal Tax Free Bond Fund—Class A
Return Before Taxes	(4.17)%	2.05%	3.30%
Return After Taxes on Distributions(1)(2)	(4.17)%	2.04%	3.18%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(1.02)%	2.41%	3.42%
Bloomberg Barclays Capital Municipal Bond Index	0.25%	3.28%	4.76%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser

Spirit of America Management Corp.

Portfolio Managers

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Municipal Tax Free Bond Fund. Mr. Revello has been the Portfolio Manager of the Municipal Tax Free Bond Fund since May 18, 2009. Mr. Revello has been associated with the Adviser since May 18, 2009. Mark Reilly serves as a Co-Portfolio Manager of the Municipal Tax Free Bond Fund. Mr. Reilly became the Co-Portfolio Manager of the Municipal Tax Free Bond Fund effective July 1, 2016. Mr. Reilly also serves as Portfolio Manager of the Income Fund. Mr. Reilly joined the Adviser on November 18, 2015 and has over 20 years’ experience trading tax-free municipal bonds, taxable municipal bonds, and mortgage backed securities. Mr. Reilly had most recently served as David Lerner Associates, Inc.’s (“DLA”), the Funds’ principal underwriter and distributor’s, head fixed income trader from November 2012 until November 17, 2015.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Municipal Tax Free Bond Fund.

Purchasing, Selling and Exchanging Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Municipal Tax Free Bond Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes

The Municipal Tax Free Bond Fund attempts to invest primarily in tax-exempt obligations, however, to the extent that the Municipal Tax Free Bond Fund’s distributions are taxable, they will be taxed as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Tax Free Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Municipal Tax Free Bond Fund and its related companies may pay the intermediary for the sale of the Municipal Tax Free Bond Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Municipal Tax Free Bond Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAMX-SP16

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